Exhibit 10.20.9
NINTH AMENDMENT TO CONTRACT FOR SALE
AND PURCHASE OF REAL PROPERTY

THIS NINTH AMENDMENT TO CONTRACT FOR SALE AND PURCHASE OF REAL PROPERTY (this “Ninth Amendment”) is made and entered into as of the 29th day of September, 2021 (the “Effective Date”), by and among DART INDUSTRIES, INC., a Delaware corporation, DEERFIELD LAND CORPORATION, a Delaware corporation, TUPPERWARE U.S., INC., a Delaware corporation (collectively, “Seller”), and O’CONNOR MANAGEMENT LLC, a Delaware limited liability company (“Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Contract for Sale and Purchase of Real Property dated as of May 11, 2020, relating to the purchase and sale of certain real property located in Osceola County, Florida and legally described on Exhibit “A” purportedly attached thereto and certain real property located in Orange County, Florida and legally described on Exhibit “B” purportedly attached thereto (the “Original Agreement”), as modified and amended by that certain First Amendment to Contract for Sale and Purchase of Real Property dated as of June 10, 2020 (the “First Amendment”); that certain Second Amendment to Contract for Sale and Purchase of Real Property dated as of July 15, 2020 (the “Second Amendment”); that certain Third Amendment to Contract for Sale and Purchase of Real Property dated as of July 22, 2020 (the “Third Amendment”); that certain Fourth Amendment to Contract for Sale and Purchase of Real Property dated as of October 30, 2020 (the “Fourth Amendment”); that certain Fifth Amendment to Contract for Sale and Purchase of Real Property dated as of February 12, 2021 (the “Fifth Amendment”); that certain Sixth Amendment to Contract for Sale and Purchase of Real Property dated as of July 9, 2021 (the “Sixth Amendment”); that certain Seventh Amendment to Contract for Sale and Purchase of Real Property dated as of August 18, 2021 (the “Seventh Amendment”); and that certain Eighth Amendment to Contract for Sale and Purchase of Real Property dated as of September 1, 2021 (the “Eighth Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment shall be referred to herein as the “Agreement”); and

WHEREAS, Purchaser and Seller wish to ratify, modify and amend the terms of the Agreement in the manner set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged and agreed by each of the parties, Seller and Purchaser do hereby covenant and agree as follows:

1.Recitals. Seller and Purchaser do hereby mutually represent and warrant that the foregoing recitals are true and correct, and said recitals are hereby ratified, confirmed, and incorporated into the body of this Ninth Amendment.

2.Defined Terms. Any capitalized terms utilized in this Ninth Amendment and which are not separately defined herein shall have the meaning ascribed thereto in the Agreement.

3.Ratification. Purchaser and Seller agree that the Agreement and, except for the terms and conditions which are modified and amended by this Ninth Amendment, the terms and conditions thereof, are hereby ratified by the parties hereto.

4.Financing. Seller acknowledges that despite Purchaser’s previous delivery of the Notice to Proceed to Seller, Purchaser has not as of the date hereof been able to secure loan financing acceptable to Purchaser. Therefore, if on or prior to the Phase III Closing, Purchaser is unable to secure financing from a lender for debt sufficient, together with Purchaser’s contribution, to acquire the Phase III Property for the Phase III Purchase Price on terms acceptable to Purchaser in its sole discretion, then Purchaser shall be permitted to terminate the Agreement on written notice to Seller, in which event the entire Deposit of Three Million Seven Hundred Fifty Thousand and No/100 Dollars

($3,750,000.00) shall be returned to Purchaser and Purchaser and Seller shall have no further rights or obligations under the Agreement except those which expressly survive a termination of the Agreement.

5.Deposit Refundability. The entire Deposit of Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($3,750,000.00) shall be non-refundable to Purchaser except upon (i) the occurrence of any event or circumstance described in Sections 10, 11, 29(p) or 29(q) of the Original Agreement that requires the payment of the Deposit to Purchaser, or (ii) Purchaser terminating the Agreement on or before the Phase III Closing pursuant to Section 4 of this Ninth Amendment (each, a “Ninth Amendment Deposit Refundability Event”). In the event of the occurrence of a Ninth Amendment Deposit Refundability Event, Escrow Agent shall refund the entire $3,750,000.00 Deposit to Purchaser, and Purchaser and Seller shall have no further rights or obligations under the Agreement except those which expressly survive a termination of the Agreement.

6.Phase III Closing Date. The Phase III Closing Date shall be no later than October 15, 2021.

7.Title/Survey. Purchaser agrees that the Deposit is non-refundable to Purchaser with respect to its objections to the Commitment and Survey for the Phase III Property, however Seller agrees to reasonably cooperate with Buyer to attempt to resolve such objections.

8.Modification. Except as modified by this Ninth Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect. In the event of a conflict between the terms of this Ninth Amendment and the terms of the Agreement, the terms of this Ninth Amendment shall govern. Seller and Purchaser hereby agree that the Agreement, as amended by this Ninth Amendment, shall constitute a valid and binding contract between Seller and Purchaser.

9.Counterparts; Facsimile. This Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. An electronic mail copy of this Ninth Amendment and any signatures hereon shall be considered for all purposes as originals.

[SIGNATURES APPEAR ON NEXT TWO PAGES]

IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the date and year first set forth above.

SELLER:

DART INDUSTRIES, INC., a Delaware corporation

By:	/s/ Karen M. Sheehan

Print Name:	Karen M. Sheehan

Title:	Vice President

TUPPERWARE U.S., INC., a Delaware corporation

By:	/s/ Karen M. Sheehan

Print Name:	Karen M. Sheehan

Title:	Vice President

DEERFIELD LAND CORPORATION, a Delaware corporation

By:	/s/ Thomas M. Roehlk

Print Name:	Thomas M. Roehlk

Title:	Vice President & Secretary

PURCHASER:

O’CONNOR MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ John F. O'Connor

Print Name:	John F. O’Connor

Title:	Senior Vice President

JOINDER OF ESCROW AGENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Escrow Agent hereby agrees to perform the duties required of it described in the Ninth Amendment to Contract for Sale and Purchase of Real Property to which this Joinder is attached

ESCROW AGENT:

GREENBERG TRAURIG, P.A., a Florida Professional Association

By:	/s/ Alan C. Sheppard, Jr.
Print Name:	Alan C. Sheppard, Jr.
Title:	Shareholder

JOINDER

The undersigned (the "Guarantor") executed a Joinder to the Original Agreement, the Third Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment (collectively, the "Agreement Joinder") for the purpose of guaranteeing Seller's indemnification obligations pursuant to the provisions of Section 28(c) of the Original Agreement (collectively, and as amended, the "Indemnity Obligations"). All initially capitalized terms not otherwise defined in this Joinder shall have the meanings ascribed to them in this Ninth Amendment.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby joins in the execution of this Ninth Amendment to evidence that it: (i) agrees and consents to the Ninth Amendment; and (ii) agrees and confirms that its guarantee of the Indemnity Obligations shall remain in effect pursuant to the terms and provisions of the Agreement, as amended by the Ninth Amendment.

GUARANTOR:

TUPPERWARE BRANDS CORPORATION, a Delaware corporation

By:	/s/ Karen M. Sheehan
Print Name:	Karen M. Sheehan
Title:	Executive Vice President, Chief Legal Officer & Secretary